THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln MoneyGuard Market Advantage®

Supplement dated May 16, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This supplement serves as notice that Footnote 1 is not applicable to the Cost of Insurance charge in the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses” table of the prospectus.  All other provisions outlined in your prospectus, as supplemented, remain unchanged.  This supplement is for informational purposes and requires no action on your part.

Please retain this supplement for future reference.